Page 14 of 17 Pages

                                    EXHIBIT A

                             JOINT FILING AGREEMENT

                  The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of SoftNet Systems, Inc., dated as of August 14, 2001, is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

Date:  August 14, 2001            WHITE ROCK CAPITAL PARTNERS, L.P.

                                  By:      White Rock Capital Management, L.P.
                                           Its General Partner

                                           By: White Rock Capital, Inc.
                                               Its General Partner

                                                By:/S/ PAULA STOREY
                                                   -----------------------------
                                                   Paula Storey
                                                   Attorney-in-Fact


Date:  August 14, 2001            WHITE ROCK CAPITAL MANAGEMENT, L.P.

                                  By:      White Rock Capital, Inc.
                                           Its General Partner

                                           By:  /S/ PAULA STOREY
                                                --------------------------------
                                                Paula Storey
                                                Attorney-in-Fact

Date:  August 14, 2001            WHITE ROCK CAPITAL, INC.

                                  By:      /S/ PAULA STOREY
                                           -------------------------------------
                                           Paula Storey
                                           Attorney-in-Fact

Date:  August 14, 2001            THOMAS U. BARTON

                                  By:      /S/ PAULA STOREY
                                           -------------------------------------
                                           Paula Storey
                                           Attorney-in-Fact

Date:  August 14, 2001            JOSEPH U. BARTON

                                  By:      /S/ PAULA STOREY
                                           -------------------------------------
                                           Paula Storey
                                           Attorney-in-Fact